June 30, 2000

Berger Institutional
Products Trust
Semi-Annual Report

[BERGER FUNDS LOGO]

BERGER IPT-INTERNATIONAL FUND

This report reflects the financial position of the Fund at June 30, 2000 and the results of operations and changes in its net assets for the periods indicated.

                                                   Berger IPT-International Fund

TABLE OF CONTENTS
================================================================================

BERGER IPT-INTERNATIONAL FUND

Portfolio Manager Commentary ................................................  4

Schedule of Investments .....................................................  5

FINANCIAL STATEMENTS

Statement of Assets and Liabilities .........................................  9

Statement of Operations ..................................................... 10

Statements of Changes in Net Assets ......................................... 11

FINANCIAL HIGHLIGHTS ........................................................ 12

NOTES TO FINANCIAL STATEMENTS ............................................... 13

This material must be preceded or accompanied by a prospectus. Berger Distributors LLC ~ Member NASD (8/00)

                             Berger IPT Funds o June 30, 2000 Semi-Annual Report

4

BERGER IPT-                   PORTFOLIO MANAGER COMMENTARY BANK OF IRELAND ASSET
INTERNATIONAL FUND                                        MANAGEMENT (U.S.) LTD.
===============================================================================
Performance

There was significant divergence in the performance of developed international equity markets during the first six months of the year 2000. During the first quarter, half of the markets in the 22 countries that make up the MSCI World Index registered gains and half registered losses (as measured in U.S. dollars). This divergence was even more pronounced during the second quarter, as just nine of the 22 countries posted positive performances. During this volatile period, the Berger IPT-International Fund (the "Fund") lost 2.66% compared with the 3.95% loss registered by its index, the MSCI EAFE Index.1

Period in Review

Divergence also aptly describes the performance of the portfolio this reporting period. During the first quarter, the most significant positive contribution to performance came from stocks in the Growth in Telecommunications theme, including Vodafone AirTouch. Yet, in the second quarter, the portfolio's telecommunication stocks were the biggest contributors to negative performance, reversing some of the gains achieved early in the year. The portfolio's largest holding, Vodafone AirTouch, saw its stock price decline in the second quarter, along with those of other mobile phone operators, as investors worried about the cost of acquiring licenses and building new infrastructure. The price of NTT DoCoMo retreated, primarily as a result of profit-taking following significant appreciation over the last year. Murata Manufacturing also was hit by profit-taking as well as by investor concern that capacity increases within the industry could depress prices. Although we anticipate continued strong demand for Murata's products going forward, we have significantly reduced our holdings in the company. The price of Rohm Co., the Japanese maker of custom-designed chips, also declined, despite the company's 28% increase in net income, which beat market forecasts.

Another example of divergence: Financial stocks in the portfolio were underperformers during the first quarter and among the strongest performers the following quarter. Second-quarter standouts included ING and AXA.ING has begun to increase its position in the life insurance business and is reducing surplus capital through acquisitions. During the second quarter, ING acquired U.S.-based Reliastar in a move seen as the first step toward an increased presence in the U.S. market. AXA announced that revenue for the first three months of the year rose by 33% compared with the same period last year.

Pharmaceutical stocks in the Healthcare Needs theme turned in solid performances the past three months. Notable performers were Novartis, AstraZeneca and Aventis. Aventis' earnings growth accelerated because of sales increases in a number of its high-profit drugs, including the allergy medicine Allegra.

Looking Forward

Rising interest rates across the world, excluding Japan, are putting additional pressures on already stretched valuations in many stocks. The decline in share prices was largely concentrated in technology stocks, which are or have been at extremely high valuations relative to their earnings, if indeed they have earnings at all. This environment has led to a return--in the short term at least--to a value orientation in investment decisions as investors look to the fundamentals of companies.

Nevertheless, across the globe, technology stocks were showing signs of recovery at the end of this reporting period, and the immediate crisis of confidence appears to be over. There is now a greater degree of reality in investor perceptions about the technology, media and telecom (TMT) sectors. A series of profit warnings from high-profile technology companies and some aborted Initial Public Offerings (IPOs) have emphasized the fact that not everybody will be a winner in the new economy.

Although indices have broadened out somewhat since the beginning of the year, the two-tier market is still evident, particularly in the UK, where a number of quality companies are trading at low multiples relative to their growth rates. Following very strong performance in many of our stocks over the past 12 months, particularly in the TMT sectors, we have taken profits and switched funds into lower-valued, more attractive investments.

We continue to believe that a stable or rising interest-rate background is likely to challenge overstretched stock valuations in the coming months, particularly for companies whose earnings are uncertain or are some distance into the future. We believe that the performance of markets will continue to broaden from TMT stocks into other sectors that have been largely ignored in the momentum-driven markets of the last two years. We will look to take advantage of opportunities to position the portfolio to benefit from this market broadening.

Past performance is no guarantee of future results.

(1)The Morgan Stanley Capital International EAFE Index represents major overseas stock markets. It is an unmanaged index. One cannot invest directly in an index.

Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                   Berger IPT-International Fund

PERFORMANCE OVERVIEW

================================================================================

Berger IPT-International Fund

Comparison of Change in Value for Berger IPT-International Fund vs. MSCI EAFE Index Graph

[GRAPH]

                                    6/30/00
Berger IPT-International Fund       $14,523

MSCI EAFE Index                     $15,160

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2000

One Year                                    20.24%

Life of the Fund (5/1/97)                   12.49%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed, in any way by, any bank.

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                                June 30, 2000
-------------------------------------------------------------------------------------------------------------
Country/Shares            Company                          Industry                                     Value
-------------------------------------------------------------------------------------------------------------
COMMON STOCK (97.48%)
Australia (3.70%)
       1,125              Brambles Industries Ltd.         Transport                             $     34,544
       3,490              National Australia Bank Ltd.     Banks                                       58,238
       6,862              News Corp. Ltd.                  Media & Photography                         94,403
       9,040              Telstra Corp. Ltd.               Telecommunications Services                 36,661
       4,137              Westpac Banking Corp. Ltd.       Banks                                       29,818
-------------------------------------------------------------------------------------------------------------
                                                                                                      253,664
-------------------------------------------------------------------------------------------------------------

China (1.14%)
      14,000              China Unicom Ltd.*               Telecommunications Services                 29,721
     234,000              PetroChina Co. Ltd.*             Oil & Gas                                   48,627
-------------------------------------------------------------------------------------------------------------
                                                                                                       78,348
-------------------------------------------------------------------------------------------------------------

Denmark (0.58%)
         590              Tele Danmark - Class B           Telecommunications Services                 39,814
-------------------------------------------------------------------------------------------------------------

France (10.89%)
       1,800              Alcatel Alsthom*                 Information Technology Hardware            118,200
       1,802              Aventis S.A.                     Pharmaceuticals                            131,680
         986              AXA S.A.                         Insurance                                  155,480
         680              Michelin - Class B               Automobiles                                 21,845
       1,000              Total S.A. - Class B             Oil & Gas                                  153,509
       1,877              Vivendi                          Diversified Industrials                    165,867
-------------------------------------------------------------------------------------------------------------
                                                                                                      746,581
-------------------------------------------------------------------------------------------------------------

                             Berger IPT Funds o June 30, 2000 Semi-Annual Report

6

BERGER IPT-
INTERNATIONAL FUND

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                                      June 30, 2000
-------------------------------------------------------------------------------------------------------------------
Country/Shares            Company                                Industry                                     Value
-------------------------------------------------------------------------------------------------------------------
COMMON STOCK (97.48%) - CONTINUED
Germany (3.50%)
         930              Bayerische HypoVereinsbank A.G.        Banks                                 $     60,145
       2,703              Bayerische Motoren Werk A.G. DM        Automobiles                                 81,772
       2,039              E. On A.G.                             Diversified Industrials                     98,423
-------------------------------------------------------------------------------------------------------------------
                                                                                                            240,340
-------------------------------------------------------------------------------------------------------------------

Hong Kong (2.11%)
       4,000              Cheung Kong (Holdings) Ltd.            Real Estate                                 44,255
       7,000              China Telecom Ltd.*                    Telecommunications Services                 61,733
       3,000              Hong Kong Electric Holdings            Electricity                                  9,659
       4,000              Sun Hung Kai Properties Ltd.           Real Estate                                 28,734
-------------------------------------------------------------------------------------------------------------------
                                                                                                            144,381
-------------------------------------------------------------------------------------------------------------------

Italy (3.09%)
       7,770              ENI S.p.A.*                            Oil & Gas                                   44,933
      12,155              Telecom Italia S.p.A.                  Telecommunications Services                167,304
-------------------------------------------------------------------------------------------------------------------
                                                                                                            212,237
-------------------------------------------------------------------------------------------------------------------

Japan (19.39%)
         300              ACOM Co. Ltd.                          Specialty & Other Finance                   25,206
       2,000              Bank of Tokyo-Mitsubishi Ltd.+         Banks                                       24,132
       3,000              Canon, Inc.                            Electronic & Electrical Equipment          149,201
       2,000              Fuji Photo Film Co. Ltd.               Photo Equipment & Supplier                  81,759
       9,000              Hitachi Ltd.                           Information Technology Hardware            129,703
       1,000              Honda Motor Co. Ltd.                   Automobiles                                 34,003
       1,000              Hoya Corp.                             Electronic & Electrical Equipment           89,483
       1,000              Kao Corp.                              Personal Care & Household Products          30,518
       1,000              Murata Manufacturing Co. Ltd.+         Information Technology Hardware            143,361
       4,000              NEC Corp.                              Information Technology Hardware            125,465
           5              Nippon Telegraph & Telephone Corp.     Telecommunications Services                 66,406
           4              NTT DoCoMo, Inc.+                      Telecommunications Services                108,133
         200              Rohm Co. Ltd.                          Information Technology Hardware             58,399
       2,000              Shiseido Co. Ltd.                      Personal Care & Household Products          30,895
         700              Sony Corp.                             Household Goods & Textiles                  65,275
       2,000              Takeda Chemical Industries             Pharmaceuticals                            131,116
         300              Takefuji Corp.                         Specialty & Other Finance                   36,198
-------------------------------------------------------------------------------------------------------------------
                                                                                                          1,329,253
-------------------------------------------------------------------------------------------------------------------

Netherlands (12.06%)
       3,335              ABN Amro Holdings N.V.                 Banks                                       81,797
       3,054              Elsevier N.V.                          Media & Photography                         37,044
       1,167              Fortis N.V.                            Banks                                       34,010
         640              Heineken N.V.                          Beverages                                   38,998
       3,485              ING Groep N.V.                         Banks                                      235,844
       2,345              Koninklijke Ahold N.V.                 Food & Drug Retailers                       69,104
       2,490              Koninklijke KPN N.V.                   Electronic & Electrical Equipment          111,506
       1,705              Philips Electronics N.V.               Household Goods & Textiles                  80,508
       1,225              Royal Dutch Petroleum Co.              Oil & Gas                                   76,226
       1,465              TNT Post Group N.V.                    Support Services                            39,559
         425              VNU N.V.                               Media & Photography                         21,977
-------------------------------------------------------------------------------------------------------------------
                                                                                                            826,573
-------------------------------------------------------------------------------------------------------------------

Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                   Berger IPT-International Fund

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                                              June 30, 2000
---------------------------------------------------------------------------------------------------------------------------
Country/Shares                     Company                                      Industry                              Value
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCK (97.48%) - CONTINUED
New Zealand (0.11%)
       2,178                       Telecom Corp. of New Zealand Ltd.            Telecommunications Services       $   7,610
---------------------------------------------------------------------------------------------------------------------------

Portugal (0.28%)
       1,055                       Electricidade de Portugal S.A.               Electricity                          19,180
---------------------------------------------------------------------------------------------------------------------------

Singapore (1.26%)
       3,757                       Development Bank of Singapore Ltd.           Banks                                48,251
       2,100                       Oversea Chinese Banking Corp. Ltd.           Banks                                14,457
       1,500                       Singapore Press Holdings Ltd.                Media & Photography                  23,430
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                     86,138
---------------------------------------------------------------------------------------------------------------------------

South Korea (0.61%)
         485                       Korea Telecom Corp. - Spon. ADR              Telecommunications Services          23,461
         775                       Pohang Iron & Steel Co. Ltd.  - Spon. ADR    Steel & Other Materials              18,600
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                     42,061
---------------------------------------------------------------------------------------------------------------------------

Spain (2.45%)
       7,094                       Banco De Santander S.A.*                     Banks                                74,927
       4,326                       Telefonica S.A.*                             Telecommunications Services          93,037
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    167,964
---------------------------------------------------------------------------------------------------------------------------

Sweden (1.16%)
       4,020                       Telefonaktiebolaget LM Ericsson - Class B    Information Technology Hardware      79,807
---------------------------------------------------------------------------------------------------------------------------

Switzerland (9.17%)
          40                       Alusuisse Lonza Group A.G.*                  Packaging                            26,091
          40                       Lonza A.G. Reg.                              Chemicals                            20,863
           8                       Givaudan Reg.*                               Personal Care & Household Products    2,437
          75                       Nestle S.A. Reg.                             Food Producers & Processors         150,262
          69                       Novartis A.G. Reg.                           Pharmaceuticals                     109,407
          10                       Roche Holding A.G.                           Pharmaceuticals                      97,444
          59                       Schweizerische Rueckversicherungs Reg.       Insurance                           120,378
         695                       Union Bank of Switzerland A.G. Reg.          Banks                               101,926
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    628,808
---------------------------------------------------------------------------------------------------------------------------

United Kingdom (25.98%)
       1,180                       3i Group PLC                                 Investment Companies                 24,314
       5,305                       Allied Zurich PLC                            Insurance                            62,861
       1,765                       AstraZeneca PLC                              Pharmaceuticals                      82,560
       4,705                       Barclays PLC                                 Banks                               117,210
       1,668                       British American Tobacco PLC                 Beverages                            11,153
       7,070                       Cable & Wireless PLC                         Telecommunications Services         119,955
       7,504                       Cadbury Schweppes PLC                        Food Producers & Processors          49,380
       8,763                       Diageo PLC                                   Beverages                            78,791
       3,108                       Emi Group PLC*                               Media & Photography                  28,275
       4,025                       Glaxo Wellcome PLC                           Pharmaceuticals                     117,603
       9,542                       Granada Group PLC                            Leisure, Entertainment & Hotels      95,489
       9,210                       Hilton Group PLC                             Leisure, Entertainment & Hotels      32,398
      13,680                       Invensys PLC                                 Engineering & Machinery              51,440
       8,876                       Lloyds TSB Group PLC                         Banks                                83,979

                             Berger IPT Funds o June 30, 2000 Semi-Annual Report

8

BERGER IPT-
INTERNATIONAL FUND

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                                      June 30, 2000
-------------------------------------------------------------------------------------------------------------------
Country/Shares/Par Value  Company                                Industry                                     Value
-------------------------------------------------------------------------------------------------------------------
COMMON STOCK (97.48%) - CONTINUED
United Kingdom (25.98%) - continued
       5,920              Marconi PLC                            Telecommunications Equipment          $     77,195
       2,805              Old Mutual PLC*                        Banks/Insurance                              6,177
       1,700              Pearson PLC                            Media & Photography                         54,130
       7,855              Prudential PLC                         Life Assurance                             115,290
       1,010              Railtrack Group PLC                    Transport                                   15,719
       3,100              Reuters Group PLC                      Media & Photography                         52,973
         450              RMC Group PLC                          Construction & Building Materials            5,867
      18,163              Shell Transport & Trading Co. PLC      Oil & Gas                                  151,881
       2,060              The Peninsular and Oriental Steam      Transport                                   17,678
                          Navigation Co.
       2,760              TI Group PLC                           Engineering & Machinery                     15,065
      77,542              Vodafone AirTouch Group PLC            Telecommunications Services                313,920
-------------------------------------------------------------------------------------------------------------------
                                                                                                          1,781,303
-------------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost $5,164,121)                                                                      6,684,062
-------------------------------------------------------------------------------------------------------------------

Repurchase Agreement (3.14%)
U.S.A. (3.14%)
    $215,000              State Street Repurchase Agreement, 6.30%
                          dated June 30, 2000, to be repurchased at
                          $215,113 on July 3, 2000, collateralized by
                          FNMA Agency Note, 6.40% - December 21, 2001,
                          with a value of $223,875                                                          215,000
-------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreement (Cost $215,000)                                                                  215,000
-------------------------------------------------------------------------------------------------------------------
Total Investments (Cost $5,379,121) (100.62%)                                                             6,899,062
Total Other Assets, Less Liabilities (-0.62%)                                                               (42,496)
-------------------------------------------------------------------------------------------------------------------
Net Assets (100.00%)                                                                                     $6,856,566
-------------------------------------------------------------------------------------------------------------------

* Non-income producing security.
+ Security is designated as collateral for forward foreign currency contracts. ADR - American Depositary Receipt.
FNMA - Federal National Mortgage Association.
PLC - Public Limited Company.

Outstanding Forward Foreign Currency Contracts

                                                                                                Unrealized
                                  Contract           Maturity               Value on         Appreciation/
         Currency                   Amount               Date          June 30, 2000        (Depreciation)
----------------------------------------------------------------------------------------------------------
Sell Japanese Yen                6,180,000          7/18/2000                $58,477                  $775
Sell Japanese Yen                3,595,000          7/28/2000                 34,104                   463
Sell Japanese Yen                3,278,000           8/9/2000                 31,166                  (410)
Sell Japanese Yen                6,167,000          8/21/2000                 58,753                  (243)
Sell Japanese Yen                5,206,000          8/30/2000                 49,675                  (610)
Sell Japanese Yen                3,848,000           9/5/2000                 36,756                   367
----------------------------------------------------------------------------------------------------------
                                                                            $268,931                  $342
----------------------------------------------------------------------------------------------------------

See notes to financial statements.

Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                            Financial Statements

FINANCIAL STATEMENTS

================================================================================

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                June 30, 2000
                                                                                                  (Unaudited)
-------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at cost                                                                               $5,379,121
-------------------------------------------------------------------------------------------------------------
Investments, at value                                                                              $6,899,062
Cash                                                                                                   26,731
Foreign cash (cost $74,544)                                                                            75,175
Receivables
   Investment securities sold                                                                           3,165
   Fund shares sold                                                                                     9,094
   Dividends                                                                                           14,521
   Interest                                                                                                38
   Due from Advisor                                                                                     4,881
Net unrealized appreciation on forward foreign currency contracts                                         342
-------------------------------------------------------------------------------------------------------------
        Total Assets                                                                                7,033,009
-------------------------------------------------------------------------------------------------------------

LIABILITIES
PAYABLES
   Investment securities purchased                                                                    121,420
   Fund shares redeemed                                                                                40,864
Accrued investment advisory fees                                                                        4,770
Accrued custodian and accounting fees                                                                   2,989
Accrued transfer agent fees                                                                             1,269
Accrued audit fees                                                                                      4,871
Accrued shareholder reporting fees                                                                        260
-------------------------------------------------------------------------------------------------------------
        Total Liabilities                                                                             176,443
-------------------------------------------------------------------------------------------------------------

Net Assets Applicable to Shares Outstanding                                                        $6,856,566
-------------------------------------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS
CAPITAL (par value and paid in surplus)                                                            $5,068,650
Undistributed net investment income                                                                    38,463
Undistributed net realized gain on investments                                                        230,481
Net unrealized appreciation of securities and foreign currency transactions                         1,518,972
-------------------------------------------------------------------------------------------------------------
                                                                                                   $6,856,566
-------------------------------------------------------------------------------------------------------------
Shares Outstanding (par value $0.01, unlimited shares authorized)                                     481,402
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                               $14.24
-------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                             Berger IPT Funds o June 30, 2000 Semi-Annual Report

10

BERGER IPT-
INTERNATIONAL FUND

================================================================================

STATEMENT OF OPERATIONS

                                                                                                Six Months Ended
                                                                                                   June 30, 2000
                                                                                                     (Unaudited)
----------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
Income
   Dividends                                                                                           $  64,900
   Interest                                                                                                5,730
   Foreign tax withholding                                                                                (9,669)
----------------------------------------------------------------------------------------------------------------
        Total Income                                                                                      60,961
----------------------------------------------------------------------------------------------------------------

EXPENSES
   Investment advisory fees                                                                               28,851
   Accounting fees                                                                                         7,715
   Custodian fees                                                                                         13,763
   Transfer agent fees                                                                                     6,887
   Registration fees                                                                                         292
   Audit fees                                                                                              7,235
   Legal fees                                                                                              1,286
   Trustees' fees and expenses                                                                               226
   Shareholder reporting fees                                                                              6,281
   Other expenses                                                                                            154
----------------------------------------------------------------------------------------------------------------
      Gross Expenses                                                                                      72,690
----------------------------------------------------------------------------------------------------------------
      Less fees waived and/or reimbursed by Advisor                                                      (33,609)
      Less earnings credits                                                                                 (362)
----------------------------------------------------------------------------------------------------------------
      Net Expenses                                                                                        38,719
----------------------------------------------------------------------------------------------------------------
      Net Investment Income                                                                               22,242
----------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on securities and foreign currency transactions                                        307,995
Net change in unrealized appreciation (depreciation) on securities and foreign currency transactions    (448,741)
Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions                       (140,746)
----------------------------------------------------------------------------------------------------------------

Net Decrease in Net Assets Resulting from Operations                                                   $(118,504)
----------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                            Financial Statements

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       Six Months Ended     Year Ended
                                                                                         June 30, 2000     December 31,
                                                                                          (UNAUDITED)          1999
-----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                                                     $    22,242      $    27,828
Net realized gain on securities and foreign currency transactions                             307,995          121,214
Net change in unrealized appreciation on securities and foreign currency transactions        (448,741)       1,380,615
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                              (118,504)       1,529,657
----------------------------------------------------------------------------------------------------------------------

FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                              --          (34,474)
----------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders                        --          (34,474)
----------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS

Proceeds from shares sold                                                                   3,638,125        1,641,409
Net asset value of shares issued in reinvestment of dividends and distributions                    --           34,474
Payments for shares redeemed                                                               (2,785,316)      (2,478,881)
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions                    852,809         (802,998)
----------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets                                                                    734,305          692,185

NET ASSETS
Beginning of period                                                                         6,122,261        5,430,076
----------------------------------------------------------------------------------------------------------------------
End of period                                                                             $ 6,856,566      $ 6,122,261
----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                       $    38,463      $    16,221
----------------------------------------------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES
Shares sold                                                                                   257,873          136,622
Shares issued to shareholders in reinvestment of dividends and distributions                       --            2,400
Shares redeemed                                                                              (194,843)        (205,121)
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                              63,030          (66,099)
Shares outstanding, beginning of period                                                       418,372          484,471
----------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                             481,402          418,372
----------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                             Berger IPT Funds o June 30, 2000 Semi-Annual Report

12

FINANCIAL HIGHLIGHTS

================================================================================

BERGER IPT-INTERNATIONAL FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                         Six Months Ended                   Years Ended December 31,
                                                           June 30, 2000      ----------------------------------------------------
                                                            (Unaudited)            1999              1998              1997(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $      14.63         $      11.21      $       9.79      $      10.00
------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                               0.04                 0.03              0.08              0.05
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions          (0.43)                3.47              1.50             (0.26)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                (0.39)                3.50              1.58             (0.21)
------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                       --                (0.08)            (0.14)               --
      Distributions (in excess of capital gains)                   --                   --             (0.02)               --
------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                  --                (0.08)            (0.16)               --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $      14.24         $      14.63      $      11.21      $       9.79
------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                                 (2.67)%              31.24%            16.13%            (2.10)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period                          $  6,856,566         $  6,122,261      $  5,430,076      $  2,705,831
      Net expense ratio to average net assets(3)                 1.20%(4)             1.20%             1.20%             1.20%(4)
      Ratio of net income (loss) to average net assets           0.68%(4)             0.51%             2.85%             0.86%(4)
      Gross expense ratio to average net assets                  2.23%(4)             2.46%             2.85%             3.83%(4)
      Portfolio turnover rate(2)                                   19%                  26%               20%               14%

1. For the period from May 1, 1997 (commencement of investment operations) to December 31, 1997.

2. Not annualized.

3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4. Annualized.

See notes to financial statements.

Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                   Notes to Financial Statements

NOTES TO FINANCIAL
STATEMENTS
June 30, 2000 (Unaudited)

================================================================================

1. Organization and Significant Accounting Policies

Organization

The Berger IPT-International Fund (the "Fund") (formerly Berger/BIAM IPT-International Fund) is a series of the Berger Institutional Products Trust (the "Trust"), a Delaware business trust, established on October 17, 1995. The Trust is organized as a diversified open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the series comprising the Fund, Berger IPT-Growth Fund, Berger IPT-Growth and Income Fund, Berger IPT-Small Company Growth Fund and Berger IPT-New Generation Fund (collectively the "Funds") are the only portfolios established under the Trust, although others may be added in the future.

The Trust is registered under the Investment Company Act of 1940 and its shares are registered under the Securities Act of 1933 (the "Acts"). Shares of each Fund are fully paid and non-assessable when issued. All Shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The Trust's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies and to qualified plans. All costs incurred in organizing the Trust were paid by Berger LLC ("Berger"), the investment advisor to the Funds and by BBOI Worldwide LLC ("BBOI"), the former investment advisor to Berger IPT-International Fund.

On January 19, 2000, Berger and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") entered into an agreement to dissolve BBOI. This agreement was approved by shareholders on May 5, 2000. The dissolution of BBOI will have no effect on the investment advisory services to the Fund. Upon approval of the new management agreement, Berger became the Fund's advisor and BIAM continues to be responsible for the day-to-day management of the Fund's portfolio as sub-advisor. In connection with the dissolution, the Fund was renamed Berger IPT-International Fund from Berger/BIAM IPT-International Fund.

At June 30, 2000, Berger indirectly owned 35% of the outstanding shares of the Fund.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investment Valuation

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Fund.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Fund's net asset value are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Fund.

Calculation Of Net Asset Value

The Fund's per share calculation of net asset value is determined by dividing the total value of it assets, less liabilities, by the total number of shares outstanding.

Federal Income Tax Status

It is the Fund's policy to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required.

Foreign Currency Translation

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into

                             Berger IPT Funds o June 30, 2000 Semi-Annual Report

14

NOTES TO FINANCIAL
STATEMENTS
June 30, 2000 (Unaudited)

================================================================================

U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Investment Transactions And Investment Income

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date with the exception that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

Common Expenses

Certain expenses, which are are not directly allocable to a specific Fund of the Trust, are allocated to the Funds on the basis of relative net assets.

Use Of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Agreements

Berger serves as the investment advisor to the Fund. Berger has delegated the day-to day portfolio management of the Fund to BIAM, which serves as investment sub-advisor. As compensation for their services to the Fund, Berger receives an investment advisory fee according to the following annual rates of average daily net assets: .85% of the first $500 million; .80% of the next $500 million; and
 .75% over $1 billion. Such fee is accrued daily and paid monthly. Effective May 12, 2000, this investment advisory fee charged to the Fund was reduced from .90% of the Fund's average daily net assets as a result of the dissolution of BBOI. As sub-advisor to the Fund, BIAM receives a sub-advisory fee from Berger based on the average daily net assets of the Fund.

Berger has agreed to waive its advisory fee and reimburse expenses to the Fund to the extent that normal operating expenses in any given fiscal year (including the advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.20% of the average daily net assets of the Fund.

The Fund has entered into an administrative services agreement with Berger. Berger currently provides these administrative services to the Fund at no cost.

The Trust, on behalf of the Fund, has entered into a recordkeeping and pricing agreement with State Street Bank & Trust ("State Street"), which also serves as the Fund's custodian. The recordkeeping and pricing agreement provides for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Fund, based on the cash balances of the Fund held by State Street as custodian.

DST Systems, Inc. ("DST"), an affiliate of Berger through a degree of common ownership, provides shareholder accounting services to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. The Fund receives an amount equal to the brokerage commissions paid to DST Securities, Inc. as credits against transfer agent fees and expenses. The Fund received no brokerage credits for the period ended June 30, 2000.

Certain officers and/or directors of Berger are also officers and/or trustees of the Trust. Trustees who are not affiliated with Berger received trustees' fees totaling $226 from the Fund for the period ended June 30, 2000. The Funds adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds advised by Berger until distribution in accordance with the Plan.

3. Investment Transactions

Purchases And Sales

Purchases and sales proceeds of investment securities (excluding short-term securities) were $1,970,004 and $1,222,073, respectively, for the period ended June 30, 2000. There were no purchases or sales of long-term U.S. government securities during the period.

Unrealized Appreciation, Unrealized Depreciation and Federal Tax Cost Of Securities

At June 30, 2000, the federal tax cost of securities and composition of net unrealized appreciation (depreciation) of investment securities were as follows:

Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                   Notes to Financial Statements

================================================================================

                               Gross            Gross                Net
            Federal       Unrealized       Unrealized      Appreciation/
           Tax Cost     Appreciation     Depreciation     (Depreciation)
------------------------------------------------------------------------
         $5,421,002       $1,635,799       $(157,739)         $1,478,060
------------------------------------------------------------------------

Forward Contracts and Options

The Fund may only hold forward foreign currency exchange contracts for the purpose of hedging the portfolio against exposure to market fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Realized gains or losses on these securities are included in Net Realized Gain
(Loss) on Investments and Foreign Currency Transactions in the Statement of Operations.

Repurchase Agreements

Repurchase agreements held by the Fund are fully collateralized by U.S. government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Concentration of Risk

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

Federal Income Taxes

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital.

At December 31, 1999, the Fund had $47,590 in net capital loss carryovers which expire in the year 2006. The capital loss carryovers may be used to offset future realized capital gains for federal tax purposes. The Fund incurred and elected to defer post-October 31 currency losses amounting to $12,564 to the year ended December 31, 2000.

4. Line of Credit

The Fund is party to an ongoing agreement with certain banks that allows funds managed by Berger, collectively, to borrow up to $150 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the Fund at the Federal Funds Rate plus 50 basis points. In addition, the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. The Fund had no line of credit borrowings outstanding at June 30, 2000.

5. Other Matters

A special meeting of shareholders of the Fund was held on May 5, 2000, at which shareholders approved the following proposals:

Proposal 1. Approval of a new investment advisory agreement naming Berger as investment advisor to the Fund, replacing BBOI; and

Proposal 2. Approval of a new Sub-Advisory Agreement between Berger and BIAM.

The following is a report of the votes cast:

                                 Withheld/
               For     Against     Abstain     Total
----------------------------------------------------
Proposal 1 384,729      49,213      16,444   450,386
Proposal 2 384,704      49,213      16,469   450,386
----------------------------------------------------

                             Berger IPT Funds o June 30, 2000 Semi-Annual Report

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